UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/30/2013

Item 1. Schedule of Investments.

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Shares	Value
Common Stocks—4.9%
Alco Stores, Inc.[1]	7,142	$104,559
Analysts International Corp.[1]	16,666	106,496
Baker (Michael) Corp.	2,439	98,633
Belo Corp., Cl. A	7,142	100,988
BMC Software, Inc.[1]	2,190	100,740
ChinaEdu Corp.[1]	14,285	94,281
Commerce National Bank[1]	6,640	98,737
Cooper Tire & Rubber Co.	2,857	91,219
Globecomm Systems, Inc.[1]	7,142	99,274
Goldman Sachs Group, Inc. (The)	418	63,590
Great Florida Bank, Cl. A1	33,333	99,332
Harris Teeter Supermarkets, Inc.	2,040	100,266
Hi-Tech Pharmacal Co., Inc.	2,325	100,231
Hilltop Community Bancorp, Inc.	11,111	102,777
Hondo Minerals Corp.[1]	200,000	12,000
Life Technologies Corp.[1]	1,365	101,570
Maidenform Brands, Inc.[1]	4,347	101,894
Meade Instruments Corp.[1]	29,000	129,920
MPG Office Trust, Inc.[1]	31,950	99,365
Multiband Corp.[1]	31,000	100,750
National Technical Systems, Inc.[1]	4,347	99,285
NV Energy, Inc.	4,166	97,693
rue21, inc.[1]	2,390	97,632
Saks, Inc.[1]	6,250	99,563
SHFL entertainment, Inc.[1]	4,347	98,981
Smithfield Foods, Inc.[1]	2,950	98,914
Sourcefire, Inc.[1]	1,315	99,230
STEC, Inc.[1]	14,285	97,281
Stewart Enterprises, Inc.	7,650	100,062
TMS International Corp., Cl. A	5,882	102,406
Vanguard Health Systems, Inc.[1]	4,761	99,743
Volterra Semiconductor Corp.[1]	4,347	99,633
Total Common Stocks (Cost $3,072,917)		3,097,045

1	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount		Value
Mortgage-Backed Obligations—1.2%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 177, Cl. IO, 5.632%, 7/1/26[2]	$317,532	$	44,288
Series 2601, Cl. GS, 0%, 11/15/17[2,3]	51,898		1,155
Series 2639, Cl. SA, 0%, 7/15/22[2,3]	52,312		2,123
Series 2815, Cl. PT, 22.212%, 11/15/32[2]	240,269		25,603
Series 2922, Cl. SE, 9.103%, 2/15/35[2]	34,216		6,311
Series 3005, Cl. WI, 0.252%, 7/15/35[2]	57,238		5,740
Series 3201, Cl. SG, 8.327%, 8/15/36[2]	181,673		34,783
Series 3606, Cl. SN, 6.057%, 12/15/39[2]	211,221		25,183
Series 3736, Cl. SN, 11.62%, 10/15/40[2]	195,482		29,373
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2003-33, Cl. IA, 10.536%, 5/25/33[2]	85,985		13,456
Trust 2003-52, Cl. NS, 3.89%, 6/25/23[2]	130,609		17,584
Trust 2004-56, Cl. SE, 14.508%, 10/25/33[2]	167,343		30,512
Trust 2005-12, Cl. SC, 10.985%, 3/25/35[2]	17,117		3,636
Trust 2005-14, Cl. SE, 25.609%, 3/25/35[2]	282,063		45,362
Trust 2005-6, Cl. SE, 17.947%, 2/25/35[2]	287,817		53,617
Trust 2005-87, Cl. SE, 15.591%, 10/25/35[2]	225,075		28,909
Trust 2006-53, Cl. US, 11.253%, 6/25/36[2]	176,384		30,358
Trust 2007-88, Cl. XI, 24.344%, 6/25/37[2]	364,253		46,175
Trust 2010-116, Cl. BI, 1.69%, 8/1/20[2]	572,439		49,955
Trust 2011-96, Cl. SA, 6.71%, 10/25/41[2]	838,321		124,916
Trust 3031, Cl. BI, 3.833%, 8/15/35[2]	374,641		62,694
Government National Mortgage Assn. , Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 6.692%, 10/16/29[2]	309,433		59,501
Total Mortgage-Backed Obligations (Cost $833,743)			741,234
U.S. Government Obligations—3.8%
U.S. Treasury Bills, 0.122%, 3/6/14[4,5] (Cost $2,448,475)	2,450,000		2,449,343
Non-Convertible Corporate Bonds and Notes—30.6%
Consumer Discretionary—3.2%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8% Sr. Unsec. Nts., 1/15/18	200,000		211,000

2	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount		Value
Automobiles—0.3%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	$200,000	$	220,500
Diversified Consumer Services—0.4%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[6]	250,000		271,250
Hotels, Restaurants & Leisure—0.6%
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	250,000		148,750
MGM Resorts International, 7.75% Sr. Unsec. Unsub. Nts., 3/15/22	200,000		213,500
			362,250
Media—1.2%
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[6,7]	250,000		56,250
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	250,000		238,750
Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[6]	200,000		208,500
Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[6]	250,000		260,625
			764,125
Specialty Retail—0.4%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[6]	200,000		223,750
Consumer Staples—1.6%
Food & Staples Retailing—0.4%
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	250,000		264,375
Food Products—1.2%
Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19	250,000		261,250
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	500,000		443,750
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	50,000		53,000
			758,000
Energy—5.0%
Energy Equipment & Services—0.8%
Expro Finance Luxembourg SCA, 8.50% Sr. Sec. Nts., 12/15/16[6]	250,000		263,750
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000		261,250
			525,000
Oil, Gas & Consumable Fuels—4.2%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]	450,000		482,625

3	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	$250,000	$	195,000
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr . Unsec. Nts., 5/1/20	250,000		276,250
Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	250,000		251,875
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000		202,000
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[6]	200,000		194,000
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	450,000		437,625
Sabine Pass LNG LP, 7.50% Sr. Sec. Nts., 11/30/16	100,000		110,625
Samson Investment Co., 10.25% Sr. Unsec. Nts., 2/15/20[6]	250,000		262,500
SandRidge Energy, Inc., 7.50% Sr. Unsec. Unsub. Nts., 3/15/21	250,000		250,000
			2,662,500
Financials—6.0%
Capital Markets—0.7%
RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	200,000		218,660
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	250,000		255,938
			474,598
Commercial Banks—4.4%
Banco BMG SA, 8.875% Unsec. Sub. Nts., 8/5/20[6]	550,000		486,750
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[6,8]	300,000		315,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	500,000		495,000
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[6]	425,000		435,625
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[6]	200,000		219,384
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[6,9]	450,000		411,750
Royal Bank of Scotland Group plc, 6.125% Unsec. Sub. Nts., 12/15/22	250,000		241,016
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000		205,250
			2,809,775
Consumer Finance—0.5%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18	250,000		286,250

4	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount		Value
Real Estate Management & Development—0.4%
Evergrande Real Estate Ltd., 13% Sr. Unsec. Unsub. Bonds, 1/27/15[6]	$250,000	$	266,875
Health Care—1.8%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	50,000		54,375
Health Care Equipment & Supplies—0.5%
Kinetic Concepts, Inc.,/KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000		276,875
Health Care Providers & Services—0.8%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Unsub. Nts., 11/15/19	250,000		263,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	250,000		265,313
			529,063
Pharmaceuticals—0.4%
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	250,000		274,375
Industrials—2.8%
Aerospace & Defense—0.4%
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	250,000		268,750
Air Freight & Logistics—0.4%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	250,000		257,500
Machinery—0.8%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[6]	250,000		262,500
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000		249,688
			512,188
Trading Companies & Distributors—1.2%
Air Lease Corp., 6.125% Sr. Unsec. Nts., 4/1/17	200,000		215,500
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[6]	250,000		261,875
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	200,000		227,750
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	50,000		54,000
			759,125
Information Technology—1.8%
Communications Equipment—1.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[6]	250,000		230,000

5	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

		Principal Amount		Value
Communications Equipment Continued
CommScope, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19[6]	$	250,000	$	273,750
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29		250,000		193,750
				697,500
IT Services—0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21		200,000		217,250
Software—0.4%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19		200,000		223,500
Materials—4.3%
Chemicals—1.2%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		250,000		256,875
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		250,000		260,625
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[6]		250,000		245,625
				763,125
Construction Materials—0.4%
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[6]		250,000		265,000
Metals & Mining—2.7%
ArcelorMittal, 5.50% Sr. Unsec. Unsub. Nts., 3/1/21		250,000		247,500
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]		300,000		291,000
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[6]		450,000		433,125
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]		200,000		190,000
Inmet Mining Corp., 8.75% Sr. Unsec. Nts., 6/1/20[6]		250,000		262,500
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		250,000		273,125
				1,697,250
Telecommunication Services—2.9%
Diversified Telecommunication Services—1.2%
CenturyLink, Inc., 5.80% Sr. Unsec. Unsub. Nts., 3/15/22		250,000		237,500
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20		250,000		274,375

6	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount		Value
Diversified Telecommunication Services Continued
Level 3 Financing, Inc., 8.125% Sr. Unsec. Unsub. Nts., 7/1/19	$250,000	$	266,250
			778,125
Wireless Telecommunication Services—1.7%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	250,000		285,000
NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	250,000		192,500
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Sec. Nts., 2/2/21[6]	300,000		310,500
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	250,000		262,500
			1,050,500
Utilities—1.2%
Electric Utilities—0.6%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17[7]	250,000		160,625
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	250,000		264,688
			425,313
Energy Traders—0.6%
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[6]	250,000		266,250
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18	100,000		111,250
			377,500
Total Non-Convertible Corporate Bonds and Notes (Cost $19,871,865)			19,527,562
Event-Linked Bonds—16.9%
Earthquake—3.2%
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8%, 12/4/15[6,9]	250,000		259,875
Embarcadero Re Ltd. Catastrophe Linked Nts., 7.389%, 2/13/15[6,9]	250,000		260,175
Golden State Re Ltd. Catastrophe Linked Nts., 3.796%, 1/8/15[6,9]	250,000		254,250
Kibou Ltd. Catastrophe Linked Nts., 5.25%, 2/16/15[6,9]	250,000		258,375
LakeSide Re III Ltd. Catastrophe Linked Nts., 8%, 1/8/16[6,9]	250,000		265,350
Embarcadero Re Ltd. Catastrophe Linked Nts., 6.641%, 8/4/14[6,9]	250,000		255,694

7	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount		Value
Earthquake Continued
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.50%, 5/3/16[6,9]	$506,000	$	504,330
			2,058,049
Longevity—0.8%
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.784%, 1/15/15[6,9]	500,000		509,150
			509,150
Multiple Event—4.9%
Mona Lisa Re Ltd. Catastrophe Linked Nts., 7.30%, 7/7/17[6,9]	250,000		254,369
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 4.546%, 12/6/16[6,9]	250,000		255,119
Combine Re Ltd. Catastrophe Linked Nts.:
10%, 1/7/15[6,9]	275,000		297,165
17.75%, 1/7/15[6,9]	250,000		280,600
East Lane Re Ltd. Catastrophe Linked Nts., 6.696%, 3/13/15[6,9]	250,000		258,950
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8%, 6/6/18[6,9]	250,000		275,375
Blue Danube II Ltd. Catastrophe Linked Nts., 4.368%, 5/23/16[6,9]	297,000		299,138
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.85%, 4/7/17[6,9]	410,000		413,362
Lodestone Re Ltd. Catastrophe Linked Nts., Series A-2, 7.265%, 1/8/14[9]	250,000		250,125
Mystic Re Ltd. Catastrophe Linked Nts., 12%, 3/12/15[6,9]	250,000		266,425
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.946%, 12/6/15[6,9]	250,000		256,675
			3,107,303
Other—0.8%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.124%, 1/15/17[6,9]	250,000		261,675
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.765%, 1/9/16[6,9]	250,000		255,975
			517,650
Windstorm—7.2%
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[6,9]	319,000	EUR	425,422
Everglades Re Ltd. Catastrophe Linked Nts., 17.791%, 4/30/14[6,9]	250,000		266,350
Ibis Re II Ltd. Catastrophe Linked Nts., 4%, 6/28/16[6,9]	255,000		257,435

8	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Principal Amount			Value
Windstorm Continued
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.50%, 6/8/16[6,9]	$262,000	$		263,389
East Lane Re Ltd. Catastrophe Linked Nts., 10.796%, 3/16/16[6,9]	250,000			273,375
Johnston Re Ltd. Catastrophe Linked Nts., 7.646%, 5/8/14[6,9]	250,000			256,100
Longpoint Re III Ltd. Catastrophe Linked Nts., 6.046%, 6/12/15[6,9]	250,000			262,600
Longpoint Re Ltd. Catastrophe Linked Nts., 5.446%, 12/18/13[6,9]	350,000			351,575
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts.:
7.75%, 12/4/15[6,9]	250,000			260,250
7.50%, 12/4/15[6,9]	250,000			260,225
Pelican Re Ltd. Catastrophe Linked Nts., 13.75%, 4/13/15[6,9]	250,000			269,575
Pylon II Capital Ltd. Catastrophe Linked Nts., Series A, 5.609%, 5/5/16[6,9]	250,000		EUR	346,091
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[6,9]	250,000		EUR	339,201
Armor Re Ltd. Catastrophe Linked Nts., 4.296%, 5/14/14[6,9]	279,000			280,674
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.546%, 5/9/16[6,9]	500,000			521,150
				4,633,412
Total Event-Linked Bonds (Cost $10,633,937)				10,825,564

9	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

	Shares			Value
Investment Companies—35.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[10,11]	16,198,174		$	16,198,174
Oppenheimer Master Loan Fund, LLC[10]	235,521			3,244,019
PowerShares Senior Loan Portfolio Exchange Traded Fund	127,060			3,143,464
Total Investment Companies (Cost $22,640,124)				22,585,657
Total Investments, at Value (Cost $59,501,061)	92.7%			59,226,405
Other Assets Net of Liabilities	7.3			4,685,626

Net Assets	100.0%	$		63,912,031

Footnotes to Consolidated Statement of Investments

* August 30, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Consolidated Notes.

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             Euro

1. Non-income producing security.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $741,234 or 1.16% of the Fund’s net assets as of August 30, 2013.

3. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $637,829. See accompanying Consolidated Notes.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,199,678. See accompanying Consolidated Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,070,323 or 31.40% of the Fund’s net assets as of August 30, 2013.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Represents the current interest rate for a variable or increasing rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares August 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	15,430,912	12,896,570	12,129,308	16,198,174

Oppenheimer Master Loan Fund, LLC	235,521	-	-	235,521

				Realized
	Value	Income		Gain

Oppenheimer Institutional Money Market Fund, Cl. E	$16,198,174	$4,387		$-

Oppenheimer Master Loan Fund, LLC	3,244,019	52,298	[a]	30,843	[a]

	$19,442,193	$56,685		$30,843

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of August 30, 2013.

10	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$46,154,634	77.9%
Brazil	2,165,500	3.7
Mexico	1,237,850	2.1
United Kingdom	986,650	1.7
Supranational	824,202	1.4
Russia	793,125	1.3
Cayman Islands	784,500	1.3
Bermuda	758,699	1.3
Luxembourg	750,625	1.3
European Union	685,292	1.2
India	684,875	1.2
Ukraine	633,750	1.1
Venezuela	437,625	0.7
France	425,422	0.7
China	361,156	0.6
Australia	291,000	0.5
Canada	262,500	0.4
Italy	262,500	0.4
Japan	258,375	0.4
Ireland	208,500	0.4
Turkey	205,250	0.3
Spain	54,375	0.1

Total	$59,226,405	100.0%

Forward Currency Exchange Contracts as of August 30, 2013 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation

Bank of America NA
Chilean Peso (CLP)	Sell	555,000	CLP	9/23/13	$1,083,426	$-	$8,657
JPMorgan Chase Bank NA
Russian Ruble (RUR)	Sell	35,100	RUR	9/23/13	1,049,167	24,408	-
Nomura Global Financial Products, Inc.:
Australian Dollar (AUD)	Buy	90	AUD	9/19/13	80,005	-	1,563
Australian Dollar (AUD)	Sell	1,195	AUD	9/23/13	1,062,004	27,582	-
British Pound Sterling (GBP)	Buy	215	GBP	9/19/13	333,134	-	1,103
Canadian Dollar (CAD)	Buy	340	CAD	9/19/13	322,644	-	5,942
Euro (EUR)	Buy	1,475	EUR	9/19/13	1,949,548	-	3,246

11	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Japanese Yen (JPY)	Buy	48,000	JPY	9/19/13	488,914	-	1,536
Swiss Franc (CHF)	Buy	75	CHF	9/19/13	80,619	402	-

						27,984	13,390
State Street Bank:
Australian Dollar (AUD)	Sell	70	AUD	9/23/13	62,209	181	-
Euro (EUR)	Sell	840	EUR	11/18/13	1,110,519	3,402	-

						3,583	-

Total unrealized appreciation and depreciation						$55,975	$22,047

Futures Contracts as of August 30, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Cotton No. 2	Buy	8	12/6/13	$333,960	$(1,854)
Gold (100 oz.)	Sell	2	10/29/13	279,160	(30,206)
Live Cattle	Sell	6	10/31/13	304,320	(2,895)
London Metal Exchange Lead	Buy	6	9/16/13	321,150	7,649
London Metal Exchange Nickel	Buy	4	9/16/13	329,712	(5,022)
Natural Gas	Sell	9	9/26/13	322,290	(13,788)
Silver	Buy	3	12/27/13	352,695	56,439
Soybean	Buy	5	11/14/13	339,375	27,813
SPI 200 Index	Sell	17	9/19/13	1,935,996	(111,276)
Standard & Poor’s 500 E-Mini Index	Buy	215	9/20/13	17,536,475	93,552
Standard & Poor’s 500 E-Mini Index	Sell	4	9/20/13	326,260	1,133
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	4	9/19/13	551,714	(25,780)
U.S. Long Bonds	Buy	49	12/19/13	6,463,406	39,382
U.S. Treasury Nts., 2 yr.	Sell	14	12/31/13	3,076,500	(904)
U.S. Treasury Nts., 5 yr.	Buy	13	12/31/13	1,555,836	4,556
U.S. Treasury Nts., 10 yr.	Sell	5	12/19/13	621,406	(2,517)
Wheat	Sell	10	12/13/13	327,000	6,226
WTI Crude Oil	Sell	3	9/20/13	322,950	(2,946)

					$39,562

Over-the-Counter Options Written at August 30, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
Standard & Poor’s 500 Index (The)	Put	49	$1,470.000	9/30/13	$13,867	$(13,867)	$-
Standard & Poor’s 500 Index (The)	Call	49	1,470.000	9/30/13	799,778	(799,778)	-
Standard & Poor’s 500 Index (The)	Call	49	1,715.000	9/30/13	8,673	(8,673)	-
Standard & Poor’s 500 Index (The)	Call	38	1,520.000	9/3/13	620,654	(428,895)	191,759

					$1,442,972	$(1,251,213)	$191,759

12	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Over-the-Counter Credit Default Swaps at August 30, 2013 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Barrick Gold Corp.
Morgan Stanley Capital Services, Inc.	Buy	$1,320	1%	9/20/18	$(162,627)	$91,584	$(71,043)
	Total	1,320			(162,627)	91,584	(71,043)
Boston Scientific Corp.
BNP Paribas	Sell	1,320	1	9/20/18	(12,265)	13,029	764
	Total	1,320			(12,265)	13,029	764
Caterpillar, Inc.
BNP Paribas	Buy	1,300	1	9/20/18	9,359	(6,419)	2,940
	Total	1,300			9,359	(6,419)	2,940
CDX Emerging Market Index, Series 19
Barclays Bank plc	Buy	1,520	5	6/20/18	127,173	(113,687)	13,486
	Total	1,520			127,173	(113,687)	13,486
Expedia, Inc.
Credit Suisse International	Buy	1,300	1	9/20/18	(38,338)	46,173	7,835
	Total	1,300			(38,338)	46,173	7,835
Ford Motor Co.
Bank of America NA	Sell	1,300	5	9/20/18	(226,149)	207,699	(18,450)
	Total	1,300			(226,149)	207,699	(18,450)
Genworth Financial, Inc.
JPMorgan Chase Bank NA	Sell	1,320	5	9/20/18	(175,234)	189,177	13,943
	Total	1,320			(175,234)	189,177	13,943
Hewlett-Packard Co.
Goldman Sachs International	Sell	1,320	1	9/20/18	26,961	(53,932)	(26,971)
	Total	1,320			26,961	(53,932)	(26,971)
International Business Machines Corp.
Goldman Sachs International	Buy	1,320	1	9/20/18	41,147	(38,813)	2,334
	Total	1,320			41,147	(38,813)	2,334
SLM Corp.
Deutsche Bank AG	Sell	1,320	5	9/20/18	(99,536)	103,686	4,150
	Total	1,320			(99,536)	103,686	4,150
Transocean, Inc.
Credit Suisse International	Buy	1,300	1	9/20/18	(24,201)	30,860	6,659
	Total	1,300			(24,201)	30,860	6,659
				Grand Total Buys	(47,487)	9,698	(37,789)
				Grand Total Sells	(486,223)	459,659	(26,564)
		Total Over-the-Counter Credit Default Swaps			$(533,710)	$469,357	$(64,353)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$6,580,000	$-	BBB+ to BBB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

13	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Cleared Interest Rate Swaps at August 30, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month GBP BBA LIBOR
Goldman Sachs International	2,130	GBP	Six-Month GBP BBA LIBOR	2.513%	7/1/23	$ (39,825)
Six-Month JPY BBA LIBOR
Barclays Bank plc	320,000	JPY	1.041%	Six-Month JPY BBA LIBOR	7/3/23	(46,430)
Three-Month USD BBA LIBOR
Barclays Bank plc	3,245		Three-Month USD BBA LIBOR	2.858	8/5/23	(25,815)

				Total Cleared Interest Rate Swaps		$ (112,070)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

GBP	British Pounds Sterling
JPY	Japanese Yen

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

Over-the-Counter Interest Rate Swaps at August 30, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month CHF BBA LIBOR
Goldman Sachs International	3,015	CHF	1.523%	Six-Month CHF BBA LIBOR	7/3/23	$6,263

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

CHF	Swiss Franc

Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

14	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Over-the-Counter Total Return Swaps at August 30, 2013 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	2,614	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	$(68,167)
Citibank NA	2,853	AUD	One-Month AUD BBR BBSW plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	(26,967)
Deutsche Bank AG	3,297		If positive, the Total Return of a Custom Basket of Securities	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	2/6/14	147,146
Deutsche Bank AG	3,296		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	(154,529)
Goldman Sachs International	3,310		If positive, the Total Return of a Custom Basket of Securities	One-Month USD BBA LIBOR minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	8/6/14	263,668
Goldman Sachs International	9,558		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	7/7/14	(402,887)
Goldman Sachs International	19,949	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	8/11/14	(25,205)

15	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Goldman Sachs International	3,237		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	8/28/14	(93,646)

					Reference Entity Total	(360,587)

HANG SENG Index futures contract expiring 9/27/13
Goldman Sachs International	14,128	HKD	If positive, the Total Return of the HANG SENG Index futures contract expiring 9/27/13	If negative, the absolute value of Total Return of the HANG SENG Index futures contract expiring 9/27/13	10/4/13	14,082

S&P 100 Index:
Goldman Sachs International	747		If positive, the absolute value of the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the S&P 100 Index	1/8/14	35,785
Goldman Sachs International	284		If positive, the absolute value of the total return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of S&P 100 Index	4/4/14	12,803
Goldman Sachs International	7,816		If positive, the absolute value of the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the S&P 100 Index	1/17/14	370,016

				Reference Entity Total		418,604

				Total Over-the-Counter Total Return Swaps		$72,099

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

16	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
S&P	Standard & Poor’s

Over-the Counter Volatility Swaps at August 30, 2013 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
EUR/CAD spot exchange rate:
Goldman Sachs Bank USA	4,000	EUR	The Historic Volatility of the mid EUR/CAD spot exchange rate during the period 8/5/13 to 9/5/13	7.050%	9/9/13	$389
Morgan Stanley Capital Services, Inc.	4,000	EUR	The Historic Volatility of the mid EUR/CAD spot exchange rate during the period 8/1/13 to 9/4/13	6.800	9/6/13	(3,297)
Royal Bank of Scotland plc (The)	4,000	EUR	The Historic Volatility of the mid EUR/CAD spot exchange rate during the period 8/6/13 to 9/5/13	7.050	9/9/13	707
					Reference Entity Total	(2,201)
EUR/CHF spot exchange rate:
Bank of America NA	4,000	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 8/12/13 to 9/12/13	4.450	9/16/13	1,240
Morgan Stanley Capital Services, Inc.	3,900	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 8/19/13 to 9/19/13	5.000	9/23/13	3,215

17	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Morgan Stanley Capital Services, Inc.	4,000	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 8/15/13 to 9/17/13	5.150	9/19/13	5,274
					Reference Entity Total	9,729
EUR/JPY spot exchange rate:
Bank of America NA	4,000	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/26/13 to 9/26/13	10.950	9/30/13	(3,851)
Deutsche Bank AG	4,000	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/21/13 to 9/18/13	11.100	9/24/13	(1,760)
Goldman Sachs Bank USA	4,000	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/29/13 to 10/1/13	11.975	10/3/13	3,138
Nomura Global Financial Products, Inc.	4,000	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/22/13 to 9/24/13	11.300	9/26/13	589
Nomura Global Financial Products, Inc.	4,000	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/20/13 to 9/19/13	11.000	9/24/13	(781)

18	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Royal Bank of Scotland plc (The)	3,900	EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 8/23/13 to 9/25/13	11.000	9/27/13	(2,346)
					Reference Entity Total	(5,011)
GBP/CAD spot exchange rate:
Goldman Sachs Bank USA	3,400	GBP	7.650	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 8/8/13 to 9/10/13	9/12/13	(5,072)
Goldman Sachs Bank USA	3,400	GBP	7.600	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 8/7/13 to 9/5/13	9/9/13	(5,532)
Royal Bank of Scotland (The)	3,400	GBP	7.500	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 8/9/13 to 9/11/13	9/13/13	(4,748)
					Reference Entity Total	(15,352)

19	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

GBP/USD spot exchange rate:
Bank of America NA	5,300	The Historic Volatility of the mid GBP/USD spot exchange rate during the period 8/27/13 to 9/26/13	7.950	9/30/13	4,323
Deutsche Bank AG	5,300	The Historic Volatility of the mid GBP/USD spot exchange rate during the period 8/28/13 to 9/28/13	7.950	9/30/13	3,528
Royal Bank of Scotland plc (The)	5,300	The Historic Volatility of the mid GBP/USD spot exchange rate during the period 8/30/13 to 9/30/13	7.800	10/2/13	–
				Reference Entity Total	7,851
iShares MSCI Emerging Markets expiring 10/1/13:
Goldman Sachs International	202	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $884.4676 during the period 7/2/13 to 10/1/13	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $884.4676 during the period 7/2/13 to 10/1/13	10/4/13	(60,438)
Goldman Sachs International	205	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $860.8356 during the period 7/2/13 to 10/1/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $860.8356 during the period 7/2/13 to 10/1/13	10/4/13	66,974
				Reference Entity Total	6,536

20	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

iShares MSCI Emerging Markets expiring 10/2/13:
Goldman Sachs International	200	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $916.2729 during the period 7/3/13 to 10/2/13	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $916.2729 during the period 7/3/13 to 10/2/13	10/7/13	(64,387)
Goldman Sachs International	200	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $892.2169 during the period 7/3/13 to 10/2/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $892.2169 during the period 7/3/13 to 10/2/13	10/7/13	35,035
				Reference Entity Total	(29,352)
iShares MSCI Emerging Markets expiring 10/3/13:
Goldman Sachs International	200	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $904.677184 during the period 7/5/13 to 10/3/13	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $904.677184 during the period 7/5/13 to 10/3/13	10/8/13	(59,919)

21	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Goldman Sachs International	200	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $880.774902 during the period 7/5/13 to 10/3/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $880.774902 during the period 7/5/13 to 10/3/13	10/8/13	72,812
				Reference Entity Total	12,893
iShares MSCI Emerging Markets expiring 10/4/13:
Goldman Sachs International	200	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $901.8009 during the period 7/5/13 to 10/4/13	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $901.8009 during the period 7/5/13 to 10/4/13	10/9/13	(58,791)

22	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Goldman Sachs International	200	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $892.2169 during the period 7/5/13 to 10/4/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $892.2169 during the period 7/5/13 to 10/4/13	10/9/13	96,052

				Reference Entity Total	37,261

iShares MSCI Emerging Markets expiring 10/7/13:
Goldman Sachs International	210	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $817.96 during the period 7/8/13 to 10/7/13	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $817.96 during the period 7/8/13 to 10/7/13	10/10/13	(40,624)
Goldman Sachs International	211	If positive, the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $808.2649 during the period 7/8/13 to 10/7/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Markets less the variance strike price of $808.2649 during the period 7/8/13 to 10/7/13	10/10/13	69,021

				Reference Entity Total	28,397

				Total Over-the-Counter Volatility Swaps	$50,751

23	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro
GBP	British Pounds Sterling

Abbreviations/Definitions are as follows:

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International

Notes to Consolidated Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to May 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations In the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

24	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of August 30, 2013 is as follows:

Cost	$274,460
Market Value	$216,875
Market Value as a % of Net Assets	0.34%

Investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At August 30, 2013, the Fund owned 10,000 shares with a market value of $3,469,800.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

25	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

26	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

27	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available

28	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

29	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

The table below categorizes amounts as of August 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$2,994,268	$102,777	$—	$3,097,045
Mortgage-Backed Obligations	—	741,234	—	741,234
U.S. Government Obligations	—	2,449,343	—	2,449,343
Non-Convertible Corporate Bonds and Notes	—	19,527,562	—	19,527,562
Event-Linked Bonds	—	10,825,564	—	10,825,564
Investment Companies	19,341,638	3,244,019	—	22,585,657
Total Investments, at Value	22,335,906	36,890,499	—	59,226,405
Other Financial Instruments:
Variation margins receivable	27,651	—	—	27,651
Foreign currency exchange contracts	—	55,975	—	55,975
Swaps, at value	—	1,894,268	—	1,894,268
Total Assets	$22,363,557	$38,840,742	$—	$61,204,299

Liabilities Table
Other Financial Instruments:
Variation margins payable	$(106,585)	$(112,070)	$—	$(218,655)
Foreign currency exchange contracts	—	(22,047)	—	(22,047)
Swaps, at value	—	(1,295,798)	—	(1,295,798)
Options written, at value	—	(1,251,213)	—	(1,251,213)
Total Liabilities	$(106,585)	$(2,681,128)	$—	$(2,787,713)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return

30	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund

31	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

32	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 30, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of 11,458,329 and 15,023,563, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

33	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $17,690,411 and $12,899,295 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

34	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $169,400 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $741,378 and $676,003 on written call options and written put options, respectively.

35	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended August 30, 2013 was as follows:

	Call Options		Put Options

	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of May 31, 2013	445,560,080	$694,572	445,560,360	$2,465,804
Options written	3,096,550,254	2,671,719	3,096,550,127	612,056
Options closed or expired	(2,011,620,078)	(321,251)	(1,530,490,438)	(2,749,475)
Options exercised	(1,530,490,120)	(1,615,935)	(2,011,620,000)	(314,518)

Options outstanding as of August 30, 2013	136	$1,429,105	49	$13,867

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

36	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

37	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended August 30, 2013, the Fund had ending monthly average notional amounts of $8,112,500 and $6,555,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended August 30, 2013, the Fund had ending monthly average notional amounts of $9,826,105 and $9,799,800 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

38	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended August 30, 2013, the Fund had ending monthly average notional amounts of $18,441,259 and $13,109,156 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

39	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

40	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

For the period ended August 30, 2013, the Fund had ending monthly average notional amounts of $59,830 and $41,601 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 30, 2013 the Fund has required certain counterparties to post collateral of $269,188.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual

41	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

42	Oppenheimer Global Multi Strategies Fund

Consolidated STATEMENT OF INVESTMENTS August 30, 2013*(Unaudited)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$59,609,922
Federal tax cost of other investments	18,216,189

Total federal tax cost	$77,826,111

Gross unrealized appreciation	$2,496,697
Gross unrealized depreciation	(2,696,203)

Net unrealized depreciation	$(199,506)

43	Oppenheimer Global Multi Strategies Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 10/14/2013